                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              PS FINANCIAL, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               PS FINANCIAL, INC.

                             4800 South Pulaski Road
                          Chicago, Illinois 60632-4195
                                 (773) 376-3800
--------------------------------------------------------------------------------

                                                                April 24, 1997





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of PS Financial, Inc. (the "Company"), I cordially invite you to attend the first Annual Meeting of Stockholders of the Company. The meeting will be held at 11:00 a.m., local time, on May 28, 1997 at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. In addition to the election of two directors and the ratification of Crowe, Chizek & Company L.L.P. as the Company's auditors, stockholders are being asked to consider and vote upon the proposals to ratify the adoption of the 1997 Stock Option and Incentive Plan and the 1997 Recognition and Retention Plan. The Board of Directors has carefully considered these proposals and believes their approval will enhance the ability of the Company to recruit and retain quality directors and management. Accordingly, your Board of Directors unanimously recommends that you vote "for" the proposals.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                Very truly yours,




                                Kimberly P. Rooney
                                President, Chief Executive Officer and Director

                               PS Financial, Inc.
                             4800 South Pulaski Road
                             Chicago, Illinois 75711
                                 (773) 376-3800


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be Held on May 28, 1997

         Notice is hereby given that the first Annual Meeting of Stockholders (the "Meeting") of PS Financial, Inc. (the "Company") will be held at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois on May 28, 1997 at 11:00 a.m., local time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the adoption of the Company's 1997 Stock Option and Incentive Plan;

         3. The ratification of the adoption of the Company's 1997 Recognition and Retention Plan;

         4. The ratification of the appointment of Crowe, Chizek and Company, LLP as auditors for the Company for the fiscal year ending December 31, 1997;

and such other matters as may properly come before the Meeting, or at any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on April 16, 1997 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof.

         You are requested to complete and sign the enclosed Proxy Card which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                By Order of the Board of Directors




                                Kimberly P. Rooney
                                President, Chief Executive Officer and Director

Chicago, Illinois
April 23, 1997


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED
IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                               PS Financial, Inc.
                             4800 South Pulaski Road
                             Chicago, Illinois 75711
                                 (773) 376-3800


                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 28, 1997


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PS Financial, Inc. (the "Company") of proxies to be used at the first Annual Meeting of Stockholders (the "Meeting") which will be held at the main office of the Company located at 4800 South Pulaski Road, Chicago, Illinois on May 28, 1997 at 11:00 a.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 23, 1997. Certain of the information provided herein relates to Preferred Savings Bank (the "Bank"), a wholly-owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company; (ii) the ratification of the adoption of the Company's 1996 Stock Option and Incentive Plan; (iii) the ratification of the adoption of the Company's 1996 Recognition and Retention Plan; and (iv) the ratification of the appointment of Crowe, Chizek and Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997.

VOTE REQUIRED AND PROXY INFORMATION

         All shares of common stock of the Company, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed Proxy Card and acting pursuant thereto will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposals to ratify the adoption of the Stock Option Plan and the RRP require the affirmative vote of a majority of shares entitled to vote at the Meeting. The ratification of Crowe, Chizek and Company, LLP requires the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes will be treated as shares present at the Meeting for purposes of determining a quorum.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments or postponements thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to L.G. Ptak, Secretary, at the address shown above.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on April 16, 1997 will be entitled to one vote for each share then held. As of that date, the Company had 2,182,125 shares of Common Stock issued and outstanding. The following table sets forth, as of April 16, 1997, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) the Chief Executive Officer; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of Common Stock by directors of the Company, see "Proposal I--Election of Directors--General."

                                                                    Shares                 Percent
                                                                 Beneficially                 of
         Beneficial Owner                                            Owned                  Class
         ----------------                                            -----                  -----

Jerome H. Davis(1)                                                 215,200                  9.86%
11 Baldwin Farms North
Greenwich, Connecticut  06831

Wellington Management Company, LLP(2)                              139,000                  6.37
75 State Street
Boston, Massachusetts  02109

PS Financial, Inc.(3)                                              174,570                  8.00
Employee Stock Ownership Plan
4800 South Pulaski Road
Chicago, Illinois 60632-4195

Kimberly P. Rooney, President,                                      34,200                  1.57
  Chief Executive Officer and Director
4800 South Pulaski Road
Chicago, Illinois 60632-4195

All directors and executive                                        113,858                  5.22
 officers (7 persons) as a group(4)
-----------

(1) The amount shown is as reported by Jerome H. Davis in a Schedule 13-D dated December 11, 1996. Pursuant to such report, Mr. Davis reported sole voting and sole dispositive power over 136,200 shares and shared voting and shared dispositive power over 79,000 shares.

(2) The amount shown is as reported by Wellington Management Company, LLP in a Schedule 13-G dated January 24, 1997. Pursuant to such report, Wellington Management reported sole voting and dispositive power over no shares and shared voting and dispositive power over 139,000 shares.

(3) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 5,498 of which have been allocated to accounts of participants. First Bankers Trust, Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(4) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported exclude shares proposed to be awarded to such individuals pursuant to the Stock Option Plan and the RRP, subject to the ratification of such plans by stockholders at the Meeting.

                       PROPOSAL I - ELECTION OF DIRECTORS

GENERAL

         The Company's Board of Directors currently consists of six members, each of whom is also a director of the Bank with the exception of L.G. Ptak. The Board is divided into three classes, and approximately one-third of the directors are elected annually. Directors of the Company are generally elected to serve for a three-year term or until their respective successors are elected and qualified.

         The following table sets forth certain information, as of April 16, 1997, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominees and any other person pursuant to which the nominees were selected.

                                                                                                  Shares of
                                                                                                 Common Stock      Percent
                                             Position(s) Held     Director   Term to             Beneficially         of
            Name                Age           in the Company       Since(1)   Expire                Owned(2)        Class
            ----                ---           --------------       --------   ------                --------        -----

                                                       NOMINEES
Jeanine M. McInerney            39    Director                      1996       2000                  3,000           .14%
Rocco DiIorio                   65    Director                      1990       2000                  6,000           .27

                                            DIRECTORS CONTINUING IN OFFICE
Sylvester J. Ptak               72    Chairman of the Board         1969       1999                 39,400          1.81
Kimberly P. Rooney              40    President, Chief Executive    1989       1999                 34,200          1.57
                                      Officer and Director
Edward Wolak                    73    Director                      1969       1998                 10,000           .46
Lorraine G. Ptak                72    Director                      1975       1998                 39,400          1.81

(1)      Includes service as director of Preferred Savings Bank.

(2) Amount includes shares held directly, as well as shares allocated to such individuals under the ESOP, shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. The amounts reported exclude shares proposed to be awarded to such individuals pursuant to the Stock Option Plan and the RRP, subject to the ratification of such plans by stockholders at the Meeting.


         The principal occupation of each director of the Company and each nominee for director is set forth below. All directors and nominees have held their present positions for at least 5 years unless otherwise indicated.

         Jeanine McInerney. Ms. McInerney is a clinical nurse consultant with Healthpoint Medical. She has been employed as a nurse for approximately 15 years.

         Rocco Di Mr. Di Iorio is a retired sewer contractor.

         Sylvester J. Ptak. Mr. Ptak is the Chairman of the Board and Vice President of the Bank, a position he has held since 1995. Mr. Ptak has been a member of the Board of Directors of the Bank since 1969. He also served as Secretary of the Bank from 1969 to 1975 and President and Chief Executive Officer of the Bank from 1975 to 1995. Mr. Ptak is the father of President Rooney and husband of Secretary-Treasurer Lorraine Ptak. As Chairman of the Board and Vice President of the Bank, Mr. Ptak supervises the lending department.

         Kimberly P. Rooney. Ms. Rooney is currently serving as President and Chief Executive Officer of the Bank, a position she had held since 1995. Prior to joining the Bank as President, Ms. Rooney served as an attorney for the Bank. From time to time, Ms. Rooney performs legal work for long-time clients. Ms. Rooney is the daughter of Chairman Ptak and Secretary-Treasurer Lorraine Ptak.

         Edward Wolak. Mr. Wolak is a retired plant engineer with Crown Stove, Inc., a position he held for approximately 40 years. Mr. Wolak is the spouse of Lorraine Ptak's sister.

         Lorraine G. Ptak, age 71. Ms. Ptak is currently serving as Secretary-Treasurer of the Bank, a position she has held since 1975. Mrs. Ptak is also a director of the Holding Company. Ms. Ptak is the wife of Chairman S.J. Ptak and the mother of President Rooney.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Meetings of the Company's Board of Directors generally are held on a quarterly basis. The Board of Directors met twice during the fiscal year ended December 31, 1996. During fiscal 1996, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings. The Company has standing Nominating, Audit and Compensation Committees.

         The Bank's Board of Directors generally meets monthly and may have additional special meetings upon request of the Chairman of the Board, the President or one-third of the directors. The Board of Directors of the Bank met 13 times during the year ended December 31, 1996. During fiscal 1996, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors has standing Nominating, Loan, Investment, Audit, CRA and Interest Rate Risk Committees.

         The Nominating Committee is composed of Directors S.J. Ptak, Kimberly Rooney and L.G. Ptak and selects the annual nominees for election as directors. This Committee met one time during the fiscal year ended December 31, 1996.

         The Loan Committee meets to approve all loans originated by the Bank and sets interest rates for all loan types. The entire Board of Directors comprises the Loan Committee. This Committee met approximately 12 times during calendar year 1996.

         The Investment Committee develops investment objectives and performance standards consistent with the Bank's financial needs and reviews the Bank's investment policies and recommends changes to the full Board. This Committee is comprised of Chairman Ptak, President Rooney and Chief Financial Officer Przybyl and met 12 times during calendar year 1996.

         The Audit Committee meets at least annually to review and recommend the Company's and the Bank's engagement of external auditors. Such Committee reviews audit reports and related matters and acts as the liaison with Preferred Savings' external auditors and the Board. Directors Di Iorio, McInerney and Wolak currently comprise the Committee. This Committee met one time in 1996.

         The Compensation Committee is responsible for administration of the Stock Option Plan and the RRP. The members of the Compensation Committee are Directors McInerney, Wolak and Di Iorio. This Committee did not meet during fiscal 1996.

         The CRA Committee meets on a monthly basis to review compliance with the Community Reinvestment Act. The CRA Committee is composed of the entire Board of Directors and Executive Officer Maciejewski. This Committee met 12 times during calendar year 1996.

         The Interest Rate Risk Committee is comprised of Chairman Ptak, Director Rooney and officer Przybyl. This Committee meets quarterly to review the Bank's interest rate risk position and product mix and make recommendations for adjustments to the full Board. This Committee met four times in fiscal 1996.

DIRECTOR COMPENSATION

         The Board of Directors of the Company are paid a fee of $250 for each Board Meeting attended beginning in 1997. The Board of Directors of the Bank are also paid a monthly fee of $300 for service on the Board. Directors do not receive any compensation for Committee meetings attended.

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation for services in all capacities to the Company for the fiscal year ended December 31, 1996 of the Company's Chief Executive Officer. No executive officer's aggregate annual compensation (salary plus bonus) exceeded $100,000 in fiscal 1996.

                                              SUMMARY COMPENSATION TABLE
                                                                                 Long Term
                          Annual Compensation                                   Compensation
                          -------------------                                   ------------
                                                                                   Awards
                                                                          Restricted
                                                                             Stock        Options/       All Other
                                         Fiscal     Salary      Bonus      Award(s)         SARs       Compensation
      Name and Principal Position         Year        ($)        ($)          ($)          (#)(1)           ($)
------------------------------------------------- ----------- ------------------------- ------------ -----------------
Kimberly P. Rooney, President,            1996     $72,000    $ 6,000       $  (1)        $  (1)          $    ---
  Chief Executive Officer and
  Director                                1995      55,200     24,000          N/A           N/A               ---

                                          1994      36,000     20,000          N/A           N/A               ---

================================================= =========== ========================= ============ =================

(1) Pursuant to the proposed Stock Option Plan, the Company intends to grant to Ms. Rooney an option to purchase a number of shares equal to 54,000 shares, subject to stockholder ratification of the Stock Option Plan. See "Proposal II - Ratification of the 1997 Stock Option and Incentive Plan." In addition, pursuant to the proposed RRP, the Company intends to grant to Ms. Rooney 21,821 shares of restricted stock. See "Proposal III -- Ratification of the 1997 Recognition and Retention Plan."


EMPLOYMENT AGREEMENT AND SEVERANCE AGREEMENTS

         The Bank has entered into employment agreements with Chairman Ptak and President Rooney providing for an initial term of three years. The agreements provide for an annual base salary in an amount not less than each individual's respective salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days' notice to the Bank.

         In addition, in the event of an "involuntary termination" in which the employment of the employee is terminated without the written consent of the employee and includes a material diminution of or interference with the employee's duties, responsibilities and benefits as specified in the agreements, the employee will be entitled to the benefits under the agreement for the remaining term of the agreement.

         The employment agreements provide for payment to Chairman Ptak and President Rooney of an amount equal to 299% of their five-year annual average base compensation, respectively, in the event there is a "change in control" of the Bank where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 25% of the Holding Company's common stock. If the employment of Chairman Ptak or President Rooney had been terminated as of December 31, 1996 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $135,000 and $225,000, respectively. The agreements also provide for the continued payment to Chairman Ptak and President Rooney of health benefits for the remainder of the term of this contract in the event such individual is involuntarily terminated in the event of change in control.

         The Bank entered into change in control severance agreements with Officers Jeffrey Przybyl, Marinanne Maciejewski and Linda Peterson. The agreements became effective upon completion of the Conversion and provide for an initial term of 18 months. The agreements provide for extensions of one year, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The agreements provide for termination for cause or in certain events specified by OTS regulations.

         The agreements provide for a lump sum payment to the employee of $40,000 and the continued payment for the remaining term of the contract of life and health insurance coverage maintained by the Bank in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control. This termination payment is subject to reduction by the amount of all other compensation to the employee deemed for purposes of the Code to be contingent on a "change in control," and may not exceed three times the employee's average annual compensation over the most recent five-year period or be non-deductible by the Bank for federal income tax purposes. For the purposes of the agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4 or any successor regulation. Such events are generally triggered prior to the acquisition of control of 25% of the Company's Common Stock.

     PROPOSAL II - RATIFICATION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN

GENERAL

         Establishment and implementation of the Stock Option Plan is subject to ratification by stockholders. The Stock Option Plan is in compliance with OTS regulations, however, the OTS has not endorsed or approved the Stock Option Plan and no written or oral representation to the contrary is made hereby.

         The Stock Option Plan has been adopted by the Board of Directors of the Company, subject to ratification by stockholders at the Meeting. Ratification by stockholders of the adoption of the Stock Option Plan will ratify the awards proposed thereunder and, as described in "Awards Under the Stock Option Plan" herein, will ratify the granting of additional awards pursuant to the provisions of the Stock Option Plan. Pursuant to the Stock Option Plan, the Company will reserve for issuance thereunder either from authorized but unissued shares or from issued shares reacquired and held as treasury shares, 218,212 shares of the Common Stock (10% of the shares issued in the Bank's conversion to stock form). Management may, to the extent practicable and feasible, fund the Stock Option Plan from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued Common Stock to fund the Stock Option Plan, the exercise of stock options will have the effect of diluting the holdings of persons who own the Common Stock. Assuming all options under the Stock Option Plan are awarded and exercised through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 9.1%. Upon ratification of the Stock Option Plan by stockholders, it is proposed that options to purchase an aggregate of 181,144 shares of Common Stock will be awarded, which will leave available 37,068 shares for future awards.

         The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends. However, because the awards are granted only to persons affiliated with the Company, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that may be viewed by the Company's stockholders to be in their best interest. In addition, certain provisions included in the Company's Certificate of Incorporation and Bylaws may discourage potential takeover attempts, particularly those that have not been negotiated directly with the Board of Directors of the Company. Included among these provisions are provisions (i) limiting the voting power of shares held by persons owning 10% or more of the Common Stock, (ii) requiring a supermajority vote of stockholders for approval of certain business combinations, (iii) establishing a staggered Board of Directors, (iv) permitting special meetings of stockholders to be called only by the Board of Directors and (v) authorizing a class of preferred stock with terms to be established by the Board of Directors. These provisions could prevent the sale or merger of the Company even where a majority of the stockholders approve of such transaction.

         In addition, federal regulations prohibit the beneficial ownership of more than 10% of the stock of a converted savings institution or its holding company without prior approval of the OTS. Federal law and regulations also require OTS approval prior to the acquisition of "control" (as defined in the OTS regulations) of an insured institution, including a holding company thereof. These regulations could have the effect of discouraging takeover attempts of the Company.

         Attached as Exhibit A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

PRINCIPAL FEATURES OF THE STOCK OPTION PLAN

         The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the committee administering the Stock Option Plan may determine. Subject to certain exceptions described herein, awards made under such plan vest at a rate of at least one-fifth of the initial award per year, subject to the participant maintaining continuous service to the Company or its subsidiaries from the date of grant.

         Shares awarded pursuant to the Stock Option Plan may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Wolak, McInerney and Di Iorio have been appointed as the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes approximately 15 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company.

         Pursuant to OTS regulations, each non-employee director of the Company and all non-employee directors of the Company as a group, may not be awarded more than 5% and 30%, respectively, of the total shares subject to the Stock Option Plan. In addition, no individual may be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan.

STOCK OPTIONS

         The term of stock options may not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Compensation Committee, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. Unless otherwise provided by the Compensation Committee, in the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full and remain exercisable for a period of three months from the date of such disability. Unless otherwise provided by the Compensation Committee, in the event of death of a participant, all options not then exercisable shall become exercisable in full. Unless otherwise provided by the Compensation Committee, in the event of the death of a participant during such service or within the three-month period described above following termination of service described above, an exercisable option will continue to be exercisable for one year, to the extent exercisable by the participant upon his death, but in no event later than ten years after grant. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause.

         The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or, if permitted by the Compensation Committee, shares of Common Stock, or a combination of both.

         The Stock Option Plan provides for the grant of a non-qualified stock option to purchase 10,911 shares of Common Stock to each director who is not a full-time employee of the Company, as of the date of stockholder ratification of the Stock Option Plan. Such options have a term of ten years, are not transferable, and vest at the rate of 20% per year commencing on the one-year anniversary of the date of grant. The exercise price per share of such options shall be equal to the fair market value of the Common Stock on the date of grant.

STOCK APPRECIATION RIGHTS

         The Compensation Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Compensation Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other. Notwithstanding the foregoing, no SAR may be exercisable by a director, Senior Officer (as defined below) or Ten Percent Beneficial Owner (as defined below) of the Company within six months of the date of its grant.

         "Senior Officer" means the Company's president, principal financial officer or principal accounting officer, any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of the Company's affiliates shall be deemed Senior Officers of the Company if they perform such policy-making functions for the Company. "Ten Percent

Beneficial Owner" means the beneficial owner of more than ten percent of any class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         SARs may require an expense accrual by the Company on a quarterly basis depending on the appreciation of the Company's stock during such quarters. The amount of the accrual is dependent upon whether and the extent to which the SARs are granted and vested and the amount, if any, by which the market value of the SARs exceeds the exercise price.

LIMITED STOCK APPRECIATION RIGHTS

         Limited SARs will be exercisable only for a limited period in the event of a tender or exchange offer for shares of the Company's Common Stock, other than by the Company, where 25% or more of the outstanding shares are acquired in that offer or any other offer which expires within 60 days of that offer. The amount paid on exercise of a Limited SAR will be the excess of (a) the market value of the shares on the date of exercise, or (b) the highest price paid pursuant to the offer, over the exercise price. Payment upon exercise of a Limited SAR will be in cash.

         Limited SARs may be granted at the time of, and must be related to, the grant of a stock option or SAR. The exercise of one will reduce to that extent the number of shares represented by the other. Subject to vesting requirements contained in OTS regulations, Limited SARs will be exercisable only for the 45 days following the expiration of the tender or exchange offer, during which period the related stock option or SAR will be exercisable. However, no Limited SAR will be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Company within six months of the date of its grant.

EFFECT OF MERGER AND OTHER ADJUSTMENTS

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted appropriately by the Compensation Committee in the event of any merger, consolidation, reorganization, recapitalization (including a return of capital), combination or exchange of shares, stock dividend, stock split or other change in the corporate structure or Common Stock of the Company.

         In the event of any merger, consolidation or combination of the Company with or into another company or other entity, whereby either the Company is not the continuing entity or its outstanding shares of Common Stock are converted into or exchanged for different securities, cash or property, or any combination thereof, pursuant to a plan or agreement the terms of which are binding upon all stockholders, any participant to whom a stock option or SAR has been granted at least six months prior to such event will have the right upon exercise of the option or SAR (subject to the terms of the Stock Option Plan and any other limitation or vesting period applicable to such option or SAR) to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

AMENDMENT AND TERMINATION

         The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, subject to compliance with OTS regulations, but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iv) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

         (1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

         (2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in
Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000 and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

         (3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

         (4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

         (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

AWARDS UNDER THE STOCK OPTION PLAN

         The following table presents information at April 16, 1997 with respect to the number of awards of options which are currently intended to be granted under the Stock Option Plan, subject to stockholder ratification of the Stock Option Plan, to (i) the Named Officers, (ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company and the Bank as a group and (iv) all non-executive officer employees of the Company or the Bank as a group. On April 16, 1997, the closing price for the Common Stock as quoted on the Nasdaq National Market System was $13.13 per share.

                                        1996 STOCK OPTION AND INCENTIVE PLAN
===================================================================================================================
                           Name and Position                                 Dollar Value(1)       Number of Shares
                           -----------------                                 ---------------       ----------------
Kimberly P. Rooney, President, Chief Executive Officer
 and Director..........................................................               $ ---                   54,000
Executive Group (6 persons)............................................                 ---                  143,911
Non-Executive Director Group (3 persons)...............................                 ---                   32,733
Non-Executive Officer Employee Group (3 persons).......................                 ---                    4,500
====================================================================================================================

------
(1) Any value realized will be the difference between the exercise price and the market value upon exercise. Since the options have not been granted, there is no current value.

         Subject to the conditions of the Stock Option Plan, the proposed awards described in the preceding table will vest in not less than five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant and the additional installments vesting ratably on each subsequent anniversary of the date of grant. Pursuant to the terms of the Stock Option Plan, all options are required to be granted with an exercise price equal to not less than the fair market value of the shares on the date of grant. To the extent permitted under applicable law, all options granted to officers are intended to be incentive stock options. All awards to directors who are not full time employees of the Company will be non-qualified stock options.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN.


     PROPOSAL III - RATIFICATION OF THE 1997 RECOGNITION AND RETENTION PLAN

GENERAL

         Establishment and implementation of the RRP is subject to ratification by stockholders. The RRP is in compliance with OTS regulations, however, the OTS has not endorsed or approved the RRP and no written or oral representation to the contrary is made hereby.

         The RRP has been adopted by the Board of Directors of the Company, subject to stockholder ratification. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Ratification by stockholders of the adoption of the RRP will ratify the awards proposed thereunder and as described in "Awards under the RRP" herein, and will ratify the granting of additional restricted stock awards pursuant to the provisions of the RRP. Pursuant to the RRP, 87,285 shares of Common Stock (or 4.0% of the shares sold in the Bank's conversion to stock form), funded from either authorized but unissued shares or issued shares subsequently reacquired and held as treasury shares, will be available for awards. The Company currently intends, to the extent practicable and feasible, to fund the RRP from issued shares reacquired by the Company in the open market. To the extent the Company utilizes authorized but unissued shares to fund the RRP, the interests of current stockholders will be diluted. Assuming all RRP Shares are awarded through the use of authorized but unissued Common Stock, current stockholders would be diluted by approximately 3.85%. Upon ratification of the RRP by stockholders, it is proposed that an aggregate of 64,006 shares of Common Stock will be awarded to directors and officers of the Company and the Bank, which will leave 23,279 shares available for future awards.

         Attached as Exhibit B to this Proxy Statement is the complete text of the form of the RRP. The principal features of the RRP are summarized below.

PRINCIPAL FEATURES OF THE RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP will be made on such terms and conditions, consistent with the terms of the RRP and applicable OTS regulations, as the Compensation Committee shall determine.

         The RRP is administered by the Company's Compensation Committee. The Compensation Committee will select the recipients and terms of awards pursuant to the RRP. See "Proposal II - Ratification of the 1997 Stock Option and Incentive Plan." In determining to whom and in what amount to grant awards, the Compensation Committee considers the position and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP, which currently includes eligible participants of approximately 15 persons.

         As required by OTS regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee at the time of grant, provided that no award may vest earlier than one year from the date of stockholder approval of the RRP and shall not vest at a rate in excess of 20% of the initial award per year except in the event of death or disability. Pursuant to the terms of the RRP, no director who is not an employee of the Company shall be granted awards with respect to more than 5% of the total shares subject to the RRP. All non-employee directors of the Company, in the aggregate, may not be granted awards with respect to more than 30% of the total RRP Shares and no individual shall be granted awards with respect to more than 25% of the total RRP Shares. It is intended that no award granted to an executive officer of the Company or its affiliates shall vest in any fiscal year (and shall be carried over to the subsequent fiscal year) in which the Bank fails to meet all of its fully phased-in capital requirements.

         Subject to compliance with OTS regulations, the Compensation Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. In the event a participant ceases to maintain continuous service with the Company or the Bank by reason of death or disability, RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company. Any RRP Shares which are forfeited will again be available for issuance under the RRP.

         Holders of RRP Shares may not vote or sell, assign, transfer, pledge or otherwise encumber any of the RRP Shares during the restricted period. During the restricted period, RRP Shares will be voted by an independent trustee and not by the holder of such shares. In addition, all dividends declared and paid on RRP Shares still subject to restrictions will be deferred and held for the account of the participant thereof until the earlier to lapse of the restrictions on such shares or the death or disability of the participant.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Common Stock of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         Holders of RRP Shares will recognize ordinary income on the date that the RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the RRP Shares. Holders of RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

AMENDMENT TO THE RRP

         The Board of Directors of the Company may amend, suspend or terminate the RRP or any portion thereof at any time, subject to OTS Regulations, but no amendment shall be made without the approval of the stockholders of the Company which shall, (i) increase the aggregate number of shares with respect to which awards may be made under the RRP (except pursuant to Section 4 of the RRP), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the RRP or (iv) change the class of persons eligible to participate in the RRP; provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award theretofore made pursuant to the RRP.

AWARDS UNDER THE RRP

         The following table presents information at April 16, 1997 with respect to the number of RRP Shares which are currently intended to be granted under the RRP, subject to stockholder ratification of the RRP, to (i) the Named Officers,
(ii) all executive officers of the Company and the Bank as a group, (iii) directors who are not executive officers of the Company or the Bank as a group, and (iv) all non-executive officer employees of the Company or the Bank as a group.


                                        1997 RECOGNITION AND RETENTION PLAN
=================================================================== ===============================================
                         Name and Position                          Dollar value(1)      Shares of Restricted Stock
                         -----------------                          ---------------      --------------------------
Kimberly P. Rooney, President, Chief Executive Officer and
  Director.........................................................        $286,510                          21,821
Executive Group (6 persons)........................................         722,229                          55,006
Non-Executive Director Group (3 persons)...........................         109,819                           8,364
Non-Executive Officer Employee Group (11 persons)..................          65,650                           5,000
=================================================================== ===============================================

------
(1) Assumes an aggregate market value of the RRP Shares based on the closing price of the Common Stock of $13.13 as reported on the Nasdaq National Market System on April 16, 1997.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE 1997 RECOGNITION AND RETENTION PLAN.

CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting loans to officers, directors and employees, if such loans are made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those of comparable transactions prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to Executive Officers and Directors must be approved by a majority of the disinterested directors and loans to other officers and employees must be approved by the Bank's loan committee. All loans by the Bank to its Executive Officers and Directors are subject to OTS regulations restricting loan and other transactions with affiliated persons of the Bank. Federal law currently requires that all loans to Executive Officers and Directors be made on terms and conditions comparable to those for similar transactions with non-affiliates. Loans to all Executive Officers and Directors and their associates totalled approximately $191,000 at December 31, 1996, which amount was less than .60% of stockholders' equity at that date.

                                   PROPOSAL IV
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS


         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company, LLP to be its auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company, LLP is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY, LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.


                              STOCKHOLDER PROPOSALS


         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received no later than December 24, 1997, at the Company's main office located at 4800 South Pulaski Road, Chicago, Illinois 60632-4195. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS


         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. The Company has retained Regan & Associates, Inc. to assist in the solicitation of proxies, for a fee estimated to be approximately $3,500, plus reasonable out-of-pocket expenses. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                                 BY ORDER OF THE BOARD OF DIRECTORS




                                 Kimberly P. Rooney
                                 President, Chief Executive Officer and Director

Chicago, Illinois
April 24, 1997

                                                                     Appendix A
                               PS FINANCIAL, INC.

                      1997 STOCK OPTION AND INCENTIVE PLAN

      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, advisory directors, directors emeriti, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

      2.  Definitions.  The following definitions are applicable to the Plan:

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Preferred Savings Bank and any successor entity.

      "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Limited Stock Appreciation Right or any combination thereof, as provided in the Plan.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee referred to in Section 3 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any advisory director or director emeritus, continuous service shall mean availability to perform such functions as may be required of such persons.

      "Corporation" - means PS Financial, Inc., a Delaware corporation.

      "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9, 10 or 12 hereof upon exercise of such Right.

      "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422(b) of the Code.

      "Limited Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 10 hereof.

      "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the NASDAQ System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

      "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

      "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is not intended to qualify under Section 422(b) of the Code.

      "Option" - means an Incentive Stock Option or a Non-Qualified Stock
Option.

      "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or who is granted an Award pursuant to Section 19 hereof.

      "Plan" - means the 1997 Stock Option and Incentive Plan of the
Corporation.

      "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

      "Right" - means a Limited Stock Appreciation Right or a Stock Appreciation Right.

      "Shares" - means the shares of common stock of the Corporation.

      "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

      "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

      3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors (including advisory directors and directors emeriti), officers and employees of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

      5. Shares Subject to Plan. Subject to adjustment by the operation of
Section 11 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

      6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, subject to Office of Thrift Supervision Regulations and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. As required by Office of Thrift Supervision Regulations, each non-employee director of the Corporation may not be granted Awards with respect to more than 5% of the total shares subject to the Plan and all non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan. Notwithstanding the foregoing and subject to compliance with applicable Office of Thrift Supervision Regulations, no individual shall be granted Awards in any calendar year with respect to more than 25% of the total shares subject to the Plan in any calendar year or during the entire term of the Plan.

      Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one-year anniversary of the date of grant, except in the event of death or disability. In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

      Furthermore, at the time of any Award, the Participant shall enter into an agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Option Agreement").

      7.     Exercise of Options or Rights.

(a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right.

(b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

(c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (excluding death, disability and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service by reason of death or disability then, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable (i) in the event of death for the period described in paragraph (d) of this Section 7 and (ii) in the event of disability for a period of three months following such date. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for cause, all rights under any Option or Right of such Participant shall expire immediately upon the effective date of such termination.

(d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the three-month period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right upon his death as provided in paragraph (c) above, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

      8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

      9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto, provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

      10. Limited Stock Appreciation Rights. At the time of grant of an Option or Stock Appreciation Right to any Participant, the Committee shall have full and complete authority and discretion to also grant to such Participant a Limited Stock Appreciation Right which is Related to such Option or Stock Appreciation Right, provided, however and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Limited Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Limited Stock Appreciation Right were an Incentive Stock Option and as if all other Rights which are Related to Incentive Stock Options were Incentive Stock Options. Subject to vesting requirements contained in 12 C.F.R. ss. 563b.3(g)(4) or any successor regulation, a Limited Stock Appreciation Right shall be exercisable only during the period beginning on the first day following the date of expiration of any "offer" (as such term is hereinafter defined) and ending on the forty-fifth day following such date.

      A Limited Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Limited Stock Appreciation Right was granted to receive an amount of cash equal to the amount by which the "Offer Price per Share" (as such term is hereinafter defined) or the Market Value on the date of such exercise, as shall have been provided by the Committee in its discretion at the time of grant, shall exceed the Exercise Price of such Limited Stock Appreciation Right, multiplied by the number of Shares with respect to which such Limited Stock Appreciation Right shall have been exercised. Upon the exercise of a Limited Stock Appreciation Right, any Related Option and/or Related Stock Appreciation Right shall cease to be exercisable to the extent of the Shares with respect to which such Limited Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option or Related
Stock Appreciation Right, any Related Limited Stock Appreciation Right shall terminate to the extent of the Shares with respect to which such Related Option or Related Stock Appreciation Right was exercised or terminated.

      For the purposes of this Section 10, the term "Offer" shall mean any tender offer or exchange offer for Shares other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires pursuant to such offer either (i) 25% of the Shares outstanding immediately prior to the commencement of such offer or (ii) a number of Shares which, together with all other Shares acquired in any tender offer or exchange offer (other than one made by the Corporation) which expired within sixty days of the expiration date of the offer in question, equals 25% of the Shares outstanding immediately prior to the commencement of the offer in question. The term "Offer Price per Share" as used in this Section 10 shall mean the highest price per Share paid in any Offer which Offer is in effect any time during the period beginning on the sixtieth day prior to the date on which a Limited Stock Appreciation Right is exercised and ending on the date on which such Limited Stock Appreciation Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

      11. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, class and exercise price of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

      12. Effect of Merger. In the event of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate or articles of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any limitation or vesting period applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

      13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

      14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

      15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange or other system on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, and may, in its sole discretion, withhold sufficient Shares to cover the amount of taxes which the Corporation is required to withhold.

      17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 11 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      18. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 17 hereof.

      19. Initial Grant. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, each member of the Board of Directors of the Corporation at the time of stockholder ratification of this Plan who is not a full-time Employee, is hereby granted a ten-year, Non-Qualified Stock Option to purchase .5% of the shares sold in the Conversion at an Exercise Price per share equal to the Market Value per share of the Shares on the date of grant. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Options granted pursuant to this section shall vest in five equal annual installments with the first installment vesting on the first anniversary of the date of grant, subject to the Director maintaining Continuous Service with the Corporation or its Affiliates since the date of grant. All Options granted pursuant to this Section 19 shall be rounded down to the nearest whole share to the extent necessary to ensure that no Options to purchase stock representing fractional shares are granted.

                                                                    Appendix B
                               PS FINANCIAL, INC.

                       1997 RECOGNITION AND RETENTION PLAN

      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

      2.    Definitions.  The following definitions are applicable to the Plan:

      "Award" - means the grant of Restricted Stock pursuant to the terms of
Section 12 of the Plan or by the Committee, as provided in the Plan.

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Preferred Savings Bank, a savings institution and its successors.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or its Affiliates or between the Corporation, its Affiliates or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

      "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

      "Corporation" - means PS Financial, Inc., a Delaware corporation.

      "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies to such individual, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Non-Employee Director" - means a director who a) is not currently an officer or employee of the Corporation; b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); c) has not been an officer of the Corporation;
d) does not
receive remuneration from the Corporation in any capacity other than as a director; and e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

      "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or a director who is granted an award pursuant to Section 12.

      "Plan" - means the 1997 Recognition and Retention Plan of the Corporation.

      "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

      "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

      3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to Office of Thrift Supervision Regulations.

(a) At the time of an award of Restricted Stock, the Committee shall establish for each Participant a Restricted Period, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs
      (c) and (e) of this Section 3 and Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder.

      No director who is not an employee of the Corporation shall be granted Awards with respect to more than 5% of the total shares subject to the Plan. All non-employee directors of the Corporation, in the aggregate, may not be granted Awards with respect to more than 30% of the total shares subject to the Plan and no individual shall be granted Awards with respect to more than 25% of the total shares subject to the Plan. No Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Corporation and no Award shall vest at a rate in excess of 20% per year, except in the event of death or disability. In the event Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

      Subject to compliance with Office of Thrift Supervision Regulations, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death or disability), unless the Committee shall otherwise determine, all Shares of

         Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this Section 3 will be free of those restrictions.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1997 Recognition and Retention Plan of PS Financial, Inc. Copies of such Plan are on file in the offices of the Secretary of PS Financial, Inc., 4800 South Pulaski Road, Chicago, Illinois 60632.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of dividends or other distributions declared or paid on such shares by the Corporation shall be deferred until the lapsing of the restrictions imposed under paragraph (a) of this
      Section 3, and such dividends or other distributions shall be held by the Corporation for the account of the Participant until such time. There shall be credited at the end of each year (or portion thereof) interest on the amount of the deferred dividends or other distributions at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends or other distributions, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or upon death or disability of the Participant.

(f)   At the lapsing of the restrictions imposed by paragraph (a) of this
      Section 3, the Corporation shall deliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
      (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received as a result of any of the foregoing by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to Office of Thrift Supervision Regulations, to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      7. Shares Subject to Plan. Subject to adjustment by the operation of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Association's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      8. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

      9. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation may, in its sole discretion, withhold from any payment or distribution made under this Plan sufficient Shares or withhold sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      10. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to Office of Thrift Supervision Regulations, but (except as provided in Section 4 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the benefits accruing to Participants, (iii) materially change the requirements as to eligibility for participation in the Plan or (iv) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      11. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.